Exhibit 21.1

SUBSIDIARIES OF POST PROPERTIES, INC.

(as of December 31, 2015)

Name	State of Formation
1499 Massachusetts Avenue, Inc.	Delaware
1499 Massachusetts Holding, LLC	Delaware
3630 North Tower Residential, LLC	Georgia
3630 South Tower Residential, LLC	Georgia
98 San Jac Holdings, LLC	Georgia
Addison Circle Access, Inc.	Delaware
Addison Circle Limited Partner, LLC	Georgia
Akard-McKinney Investment Company, LLC	Texas
Austin BC, L.P.	Georgia
Austin BCPM Acquisition, LLC	Delaware
Austin SL Acquisition GP, LLC	Georgia
Austin SL, L.P.	Georgia
BC Austin GP, LLC	Georgia
BC Austin LP, LLC	Georgia
Brighton Apartments, LLC	Delaware
Carlyle Condominium Development, LLC	Georgia
Clyde Lane Condominium Development, LLC	Georgia
Cumberland Lake, LLC	Georgia
Greenville Avenue LP, LLC	Georgia
Lakeside I LP, LLC	Georgia
Lakeside II LP, LLC	Georgia
North Carolina Acquisition and Holding Company, LLC	Georgia
P/C First Avenue LLC	Delaware
PAH Acquisitions, LLC	Georgia
PAH Legacy Limited Partner, LLC	Georgia
PAH Lender, LLC	Georgia
Park Land Development, LLC	Georgia
PBC Apartments, LLC	Georgia
PBP Apartments, LLC	Georgia
PCH Atlanta Venture, LLC	Delaware
PCH CCL Holding, LLC	Delaware
PCH Collier Hills Venture, LLC	Delaware
PCH Crest Lake Venture, LLC	Delaware
PCH Crest Venture, LLC	Delaware
PCH Lindbergh Venture, LLC	Delaware
PF Apartments, LLC	Georgia
PL Apartments GP, LLC	Georgia
PL Conservation, LLC	Georgia
PMBC Austin Limited Partnership	Georgia
Post 1499 Massachusetts, LLC	Georgia
Post Addison Circle GP, LLC	Georgia
Post Addison Circle Limited Partnership	Georgia
Post Alexander, LLC	Georgia
Post Alexander II, LLC	Georgia
Post Apartment Homes, L.P.	Georgia
Post Asset Management, Inc.	Georgia
Post Atlanta Venture, LLC	Georgia
Post Ballantyne, LLC	Georgia

Name	State of Formation
Post Biltmore, LLC	Delaware
Post Briarcliff, LLC	Georgia
Post Briarcliff, LLC	Georgia
Post Carlyle II, LLC	Delaware
Post Centennial Park, LLC	Georgia
Post Corners, LLC	Georgia
Post Crossing, LLC	Georgia
Post Denver Investor, LLC	Georgia
Post Eastside Acquisition GP, LLC	Georgia
Post Eastside Limited Partnership	Georgia
Post FB Acquisition GP I, LLC	Georgia
Post FB Acquisition GP II, LLC	Georgia
Post FB I, Limited Partnership	Georgia
Post FB II, Limited Partnership	Georgia
Post Galleria, LLC	Georgia
Post Gateway Place, LLC	Georgia
Post Glen, LLC	Georgia
Post GP Holdings, Inc. Post Hope Foundation, Inc.	Georgia Georgia
Post Hyde Park, LLC	Georgia
Post Katy Trail, LLC	Georgia
Post Lakeside, LLC	Georgia
Post Legacy, L.P.	Georgia
Post LP Holdings, Inc.	Georgia
Post Midtown Atlanta, LLC	Georgia
Post Midtown Square GP, LLC	Georgia
Post Midtown Square, L.P.	Georgia
Post Park, LLC	Georgia
Post Park Development, LLC	Georgia
Post Parkside (Atlanta), LLC	Georgia
Post Parkside at Wade GP, LLC	Georgia
Post Parkside at Wade II GP, LLC	Georgia
Post Parkside at Wade II, L.P.	Georgia
Post Parkside at Wade, L.P.	Georgia
Post Paseo Colorado, LLC	Delaware
Post Rice Lofts, LLC	Texas
Post Richmond Acquisition GP, LLC	Georgia
Post Richmond Avenue Investor, LLC	Georgia
Post Richmond Limited Partnership	Georgia
Post Services, LLC	Georgia
Post Soho Square, LLC	Georgia
Post South End GP, LLC	Georgia
Post South End, L.P.	Georgia
Post South Lamar II, LLC	Georgia
Post Spring, LLC	Georgia
Post Toscana, LLC	Georgia
Post Wade Tract M-2, L.P.	Georgia
Post Walk at Citrus Park Village, LLC	Georgia
Post West Avenue Lofts, L.P.	Georgia
Post West Avenue, LLC	Georgia
Post Wilson Buildings, LLC	Georgia

Name	State of Formation
Post Worthington, L.P.	Georgia
Post-Amerus American Beauty Mill, L.P.	Georgia
Post-Amerus Rice Lofts, L.P.	Georgia
Post-Amerus Wilson Building II, L.P.	Georgia
Post-Amerus Wilson Building, L.P.	Georgia
Presidential Heights LLC	Delaware
Rice Lofts, L.P.	Texas
Rise Condominium Development, LLC	Georgia
Rocky Point Management, LLC	Georgia
SL Austin LP, LLC	Georgia
Spring Land, LLC	Georgia
The Potomac at Fallsgrove, LLC	Delaware
Worthington Limited Partner, LLC	Georgia
Worthington GP, LLC	Georgia